                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------




                    MEVC DRAPER FISHER JURVETSON FUND I, INC.
               (Exact name of registrant as specified in charter)


                       Delaware                                                   [__________]
       (State of incorporation or organization)                       (I.R.S. Employer Identification No.)

                                991 Folsom Street
                                    Suite 301
                         San Francisco, California 94111
               (Address of principal executive offices) (Zip Code)


         If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General
Instruction A(c)(1), please check the following box.                       | |

         If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933
pursuant to General Instruction A(c)(2), please check the following box.   | |

        Securities to be registered pursuant to Section 12(b) of the Act:

                                                          Name of each exchange
                  Title of each class                     on which each class
                  to be so registered                     is to be so registered
                  -------------------                     ----------------------
                          None                                     None


        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
                                (Title of class)

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         In response to this item, incorporated herein by reference is the description of the common stock, $.01 par value ("Common Stock"), of meVC Draper Fisher Jurvetson Fund I, Inc., a Delaware corporation ("Registrant"), included under the caption "Description of Capital Stock" in the prospectus (subject to completion), dated December ___, 1999 (the "Prospectus"), that forms a part of the Registration Statement on Form N-2, filed by Registrant with the Securities and Exchange Commission on December 7, 1999 (as it may be amended or supplemented from time to time, the "Registration Statement"), and the description contained under such caption included in the form of final prospectus subsequently filed by the Registrant pursuant to Rule 497 under the Securities Act of 1933, as amended, which form of final prospectus is also incorporated by reference herein.

Item 2.   EXHIBITS.

         1.     Certificate of Incorporation of Registrant.(1)

         2.     Bylaws of Registrant.(2)

         3.     Form of Share Certificate.(3)

-------------------------

         (1) Incorporated herein by reference to Exhibit a. to the Registration Statement.
         (2) Incorporated herein by reference to Exhibit b. to the Registration Statement.
         (3) Incorporated herein by reference to Exhibit d. to the Registration Statement.


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

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the undersigned has caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, this 7th day of December, 1999.

                                    meVC DRAPER FISHER JURVETSON FUND I, INC.



                                    By  /s/  Andrew E. Singer
                                       -------------------------------------
                                                    Andrew E. Singer
                                                        President

ATTEST:



/s/  Kenneth Priore
--------------------------------
           Kenneth Priore
             Secretary

                                INDEX TO EXHIBITS

    EXHIBIT
    NUMBER                                             EXHIBIT
    -------                                            -------
      1.         Certificate of Incorporation of Registrant (incorporated herein by reference to Exhibit a. to the Registration Statement).

      2. Bylaws of Registrant (incorporated herein by reference to Exhibit b. to the Registration Statement).

      3. Form of Share Certificate (incorporated herein by reference to Exhibit d. to the Registration Statement).



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